Exhibit 10.92
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLEMENTAL AGREEMENT NO. 13
to
PURCHASE AGREEMENT NUMBER 04761
between
THE BOEING COMPANY
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 13 (SA-13), entered into as of December 15, 2023, by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to *** the following Aircraft:

	Manufacturer Serial Number	***	***
1.	***	***	***
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to *** the following Aircraft:

	Manufacturer Serial Number	***	***
1.	***	***	***
UAL-PA-04761         SA-13, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 13 to
Purchase Agreement No. 04761
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to *** the following Aircraft:

	Manufacturer Serial Number	***	***
1.	***	***	***
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to *** the following Aircraft:

	Manufacturer Serial Number	***	***
1.	***	***	***
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to:
(i)Reflect the *** to
(a)*** 737-*** Aircraft from *** into ***;
(b)*** 737-*** Aircraft from *** into ***;
(c)*** 737-*** Aircraft from *** into *** and *** 737-*** Aircraft from *** into ***; and
(d)*** Aircraft accordingly;
(ii)Reflect *** 737-*** Aircraft and *** 737-*** Aircraft; and
(iii)Conform the Purchase Agreement to incorporate the Aircraft *** above including the *** considerations associated with such ***.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-13”).
2.Tables.
2.1.Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-13”) to reflect the ***.
2.2.Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-13”) to reflect the ***.
UAL-PA-04761        SA-13, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 13 to
Purchase Agreement No. 04761
2.3.Table 1 titled “737-*** Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-13”) to ***.
2.4.Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-12”) to reflect ***.
3.Letter Agreements.
3.1.Letter Agreement No. UAL-PA-04761-LA-1807022R7 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1807022R8 titled “*** Aircraft” to reflect ***.
3.2.Letter Agreement No. UAL-PA-04761-LA-2100718R4 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-2100718R5 titled “***” to:
(i)    ***;
(ii)    ***; AND
(iii)    ***.
4.Miscellaneous.
4.1.Boeing and Customer agree that *** upon execution of this SA-13 as a result of the provisions of Section 3 of Letter Agreement UAL-PA-04761-LA-1801463R5 entitled “*** Matters”.
4.2.Boeing and Customer agree to work together to consider administrative clarification revisions to the seven (7) letter agreements listed in the table below. The parties will work towards completing such discussions by February 29, 2024. As applicable, a supplemental agreement, to effect any mutually agreed revisions of the applicable letter agreements, will be prepared to amend the Purchase Agreement.
UAL-PA-04761        SA-13, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 13 to
Purchase Agreement No. 04761

	Letter Agreement	Title of Letter Agreement
1.	UAL-PA-04761-LA-1801463R5	*** Matters
2.	UAL-PA-04761-LA-1801468	***
3.	UAL-PA-04761-LA-1801467R6	Special Matters – 737 MAX Aircraft
4.	UAL-PA-04761-LA-1801478R2	Delivery *** Matters
5.	UAL-PA-04761-LA-1807022R8	*** Aircraft – 737-10
6.	UAL-PA-04761-LA-2100718R5	Special Matters Relating to *** Aircraft
7.	UAL-PA-04761-LA-2103236	*** – 737-*** Aircraft *** Matters
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
UAL-PA-04761        SA-13, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 13 to
Purchase Agreement No. 04761

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Michael Leskinen
Signature	Signature

Irma L. Krueger	Michael Leskinen
Printed Name	Printed Name

Attorney-in-Fact	EVP and Chief Financial Officer
Title	Title

UAL-PA-04761        SA-13, Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-8 Aircraft Delivery, Description, Price and ***	SA-13
1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-13
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-13 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6 & 2SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-13 & SA-8§4.1
2.	737-*** Aircraft Delivery, Description, Price and ***	SA-9

UAL-PA-04761    Table of Contents, Page 1 of 5     SA-13
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
EXHIBITS		SA NUMBER
A	737-8 Aircraft Configuration	SA-7
A	737-9 Aircraft Configuration	SA-1
A	737-10 *** Aircraft Configuration	SA-12
A	737-10 *** Aircraft Configuration	SA-6
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine *** and ***
SLP1.	Service Life Policy Components

UAL-PA-04761    Table of Contents, Page 2 of 5     SA-13
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R5	*** Matters	SA-12
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R3	Open Matters 737-*** and 737-*** Aircraft	SA-12
UAL-PA-04761-LA-1801466	Seller Purchased Equipment	SA-5
UAL-PA-04761-LA-1801467R6	Special Matters – 737 MAX Aircraft	SA-12
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469R3	***	SA-8
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474R2	*** for the 737-10 Aircraft	SA-12
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478R2	Delivery *** Matters	SA-12
UAL-PA-04761-LA-1807022R8	*** Aircraft – 737-***	SA-13, SA-8 §4.1
UAL-PA-04761-LA-1807420R1	737-*** and 737-*** Aircraft Model ***	SA-6 & SA-8 §4.1
UAL-PA-04761-LA-1807490R2	737-*** Aircraft and 737-*** Aircraft ***	SA-12
UAL-PA-04761-LA-1900347	737-***	SA-6
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4
UAL-PA-04761    Table of Contents, Page 3 of 5     SA-13
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-2100095	*** Matters for the 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100096R1	Certain Special Matters for the 737-*** Aircraft and for the *** 737-*** Aircraft	SA-7
UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100718R5	Special Matters Relating to *** Aircraft	SA-13
UAL-PA-04761-LA-2103100	Airline Operational Efficacy Matters	SA-6
UAL-PA-04761-LA-2103236	***	SA-12
UAL-PA-04761-LA-2104314	*** for Certain 737-*** Aircraft	SA-9
UAL-PA-04761-LA-2104366	*** for 737-*** Aircraft with ***	SA-9
UAL-PA-04761-LA-2104367	*** for 737-*** Previously Configured Aircraft ***	SA-9
UAL-PA-04761-LA-2105142	Certain Special Matters for the 737-8 *** Aircraft	SA-9
UAL-PA-04761-LA-2105143	Open Matters Relating to *** Model 737-*** Aircraft	SA-9
UAL-PA-04761-LA-22005995	*** Rights	SA-12
UAL-PA-04761-LA-22006107	***	SA-12
UAL-PA-04761    Table of Contents, Page 4 of 5     SA-13
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 27, 2021
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . August 12, 2021
Supplemental Agreement No. 8 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 8, 2021
Supplemental Agreement No. 9 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 30, 2021
Supplemental Agreement No. 10 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .June 30, 2022
Supplemental Agreement No. 11 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .November 29, 2022
Supplemental Agreement No. 12 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .December 12, 2022
Supplemental Agreement No. 13 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .December 15, 2023

UAL-PA-04761    Table of Contents, Page 5 of 5     SA-13
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Airframe Model/MTOW:		737-***	*** pounds	^							Detail Specification:			***
Engine Model/Thrust:		***	*** pounds	+							Airframe Price Base Year/*** Formula:			***	***
Airframe Price:			$***								Engine Price Base Year/*** Formula:			***	***
*** Features:			$***
Sub-Total of Airframe and Features:			$***								Airframe *** Data:
Engine Price (Per Aircraft):			$***								Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):			$***								Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:			$***
Seller Purchased Equipment (SPE) Estimate:			$***

Deposit per Aircraft:			$***

# of Aircraft	*** SA-13	% Sec. 3.4.2 *** 737-*** Aircraft	***	Delivery Date&	Target Delivery ***	Number of Aircraft	*** Estimate *** Base Price Per ***	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery *** *	*** Estimate *** Base Price Per ***	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
												***	***	***	***
												***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***
***		***		***	***	***	***	***	***	***	***	***	***	***	***

***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***

***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***		***			***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***			***		***	***	***	***	***	***	***	***	***	***	***	***
***		***			***	***	***	***	***	***	***	***	***	***	***	***
***		***			***	***	***	***	***	***	***	***	***	***	***	***
***		***			***	***	***	***	***	***	***	***	***	***	***	***
***		***			***	***	***	***	***	***	***	***	***	***	***	***
***		***			***	***	***	***	***	***	***	***	***	***	***	***
***		***			***	***	***	***	***	***	***	***	***	***	***	***
***		***			***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***	***	***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***	***	***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***	***	***	***	***	***	***	***	***	***	***	***

***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***	***	***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***	***			***	***	***	***	***	***	***	***	***	***	***	***	***
***				***	***	***	***	***	***	***	***	***	***	***	***	***
***				***	***	***	***	***	***	***	***	***	***	***	***	***
***				***	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***		***

* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R3 entitled "Open Matters MAX Aircraft", as may be subsequently amended.

& - Unless otherwise noted,***

Note: Serial Numbers above, if any are included, are provided as guidance only and are subject to change until delivery.

^ - ***
@ - ***
% - ***

+ - ***
** - ***

	Airframe Model/MTOW:				737-***		*** pounds	^					Detail Specification:			***
	Engine Model/Thrust:				***		*** pounds	+					Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:						$***						Engine Price Base Year/*** Formula:			***	***
	*** Features:						$***
	Sub-Total of Airframe and Features:						$***						Airframe *** Data:
	Engine Price (Per Aircraft):						$***						Base Year Index (ECI):			***
	Aircraft Basic Price (Excluding BFE/SPE):						$***						Base Year Index (CPI):			***
	Buyer Furnished Equipment (BFE) Estimate:						$***
	Seller Purchased Equipment (SPE) Estimate:						$***
	Deposit per Aircraft:						$***
	Delivery Date&	Target Delivery ***	*** SA-13	Activity due to SA-13	% Sec. 3.4.1 *** 737-*** Aircraft	***		Number of Aircraft	*** Factor (Airframe)	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery *** *	*** Estimate *** Base Price Per ***	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
														***	***	***	***
														***	***	***	***
***	***	***				***	***	***	***	***	***	***	***	***	***	***	***
***	***	***				***	***	***	***	***	***	***	***	***	***	***	***
***	***	***				***	***	***	***	***	***	***	***	***	***	***	***
***	***	***				***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***			***	***	***	***	***	***	***	***	***	***
***	***	***				***	***	***	***	***	***	***	***	***	***	***	***

***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***		***	***	***	***	***	***	***	***	***	***	***	***

***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
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***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***			***	***	***	***	***	***	***	***	***	***

***	***	***		***	***			***	***	***	***	***	***	***	***	***	***
***	***	***		***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***			***			***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***			***			***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***		***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***			***	***	***	***	***	***	***	***	***	***
***	***	***			***			***	***	***	***	***	***	***	***	***	***
***	***	***			***			***	***	***	***	***	***	***	***	***	***

***	***	***		***	***			***	***	***	***	***	***	***	***	***	***
***	***	***		***	***			***	***	***	***	***	***	***	***	***	***
***	***	***		***	***			***	***	***	***	***	***	***	***	***	***
***	***	***		***	***			***	***	***	***	***	***	***	***	***	***
***	***	***		***	***			***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
Total in this Table:			***	***	***	***	***	***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R3 entitled "Open Matters MAX Aircraft", including successors thereof.

& - Unless otherwise noted, ***.
Note: Serial Numbers are provided as guidance only and ***.
^ - ***
+ - ***
@ - ***
% - ***
** - ***

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:	$***	Engine Price Base Year/*** Formula:	***	***
*** Features:	$***
Sub-Total of Airframe and Features:	$***	Airframe *** Data:
Engine Price (Per Aircraft):	$***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):	$***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:	$***
Seller Purchased Equipment (SPE) Estimate:	$***

Deposit per Aircraft:	$***

# of Aircraft	*** SA-13	Added by SA-13	***	Delivery Date&	Target Delivery ***	Number of Aircraft	*** Factor (Airframe)	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery *** *	*** Estimate *** Base Price Per ***	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
***	***	***	***
***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***

***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

*** *** *** *** ***
* ***
& - Unless otherwise noted, ***.

Note: Serial Numbers above are provided as guidance only and ***.
^ - ***
+ - ***
@ - ***

Airframe Model/MTOW:			737-***	*** pounds	^				Detail Specification:			***	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:			***	*** pounds	+				Airframe Price Base Year/*** Formula:			***	***
Airframe Price:				$***					Engine Price Base Year/*** Formula:			***	***
*** Features:				$***
Sub-Total of Airframe and Features:				$***					Airframe *** Data:
Engine Price (Per Aircraft):				$***					Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):				$***					Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:				$***
Seller Purchased Equipment (SPE) Estimate:				$***

Deposit per Aircraft:				$***

	*** SA-13	***	Delivery Date&	Target Delivery ***	Number of Aircraft	*** Factor (Airframe)	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery *** *	*** Estimate *** Base Price Per ***	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
											***	***	***	***
											***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***

***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***

***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***	***
	***				***
* ***
& - Unless otherwise noted, ***.
Note: Serial Numbers above are provided as guidance only and ***.
^ - ***
+ - ***
@ - ***

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-04761-LA-1807022R8
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft – 737-***
Reference:    Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1807022R7 dated December 12, 2022.
1.*** Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in both Table 1’s to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-*** aircraft as *** aircraft (*** Aircraft).
2.Delivery.
The number of aircraft and delivery *** are listed in Attachment A-1 (Attachment A) to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** consisting of a ***. No later than *** of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a *** Attachment A of the scheduled delivery *** for each *** Aircraft with a *** in such calendar year.
3.Configuration.
3.1 Subject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-*** aircraft, at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification *** applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.
3.2 Subject to ***, the *** Aircraft ***, provided that it can achieve the *** which would result pursuant to the provisions of Article 3.1.
4.Price.
4.1 The Airframe Price and *** Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement.  ***.
4.2 The Airframe Price, *** Features Prices, and Aircraft *** Price for each of the *** Aircraft shall be adjusted in accordance with the terms set forth in ***.
4.3 The *** Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.
UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.Payment.
5.1 ***.
5.2 Notwithstanding the amount shown in Attachment A, the *** Deposit will be *** for each *** Aircraft.
5.3 At Definitive Agreement for the *** Aircraft, *** will be *** as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be ***.
6.***.
6.1 Customer may *** by giving written notice to Boeing
6.1.1Subject to ***, on or before the date ***; or
6.1.2On or on or before the date *** (the date in Section 6.1.1 and in Section 6.1.2, as applicable, are referred to herein as the *** Date).
6.2 After receipt of Customer’s ***.

***
7.Definitive Agreement.
Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) within ***. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within ***, either party ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 15, 2023

UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen

Its:	EVP and Chief Financial Officer

UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Airframe Model/MTOW:				737-***	*** pounds	^			Detail Specification:			***
Engine Model/Thrust:				***	*** pounds	+			Airframe Price Base Year/*** Formula:			***	***
Airframe Price:					$***				Engine Price Base Year/*** Formula:			***	***
*** Features:					$***
Sub-Total of Airframe and Features:					$***				Airframe *** Data:
Engine Price (Per Aircraft):					$***				Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):					$***				Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:					$***
Seller Purchased Equipment (SPE) Estimate:					$***

Deposit per Aircraft:					$***

	SA-13 Activity	Delivery Date	Number of Aircraft	*** Factor (Airframe)	***	***	***	Actual or Nominal Delivery *** *	*** Estimate *** Base Price Per ***	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
										***	***	***	***
										***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***

***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
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***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

***	***	***	***	***	***	***	***	***	***	***	***	***	***
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***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
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***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
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***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
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***	***	***	***	***	***	***	***	***	***	***	***	***
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***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
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***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 8
BOEING / UNITED AIRLINES, INC. PROPRIETARY

***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***	***	***	***	***	***	***	***	***	***	***
	***	Total:	***

* ***
^ - ***
+ - ***
UAL-PA-04761-LA-1807022R8    SA-13
*** Aircraft – 737-***        Page 9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-04761-LA-2100718R5
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft and *** Special Matters
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-2100718R4 dated December 12, 2022.
1.Definitions.
*** Aircraft shall be comprised of each of the following Aircraft
(i) each of the 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** Aircraft);
(ii) each of the 737-*** Aircraft specified in Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** Aircraft);
(iii) each of the 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (*** 737-*** Aircraft);
(iv) each of the 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each a *** 737-*** Aircraft);
(v) each 737-*** Aircraft resulting from Customer’s *** in any of the *** 737-*** Aircraft scheduled for delivery in *** pursuant to Letter Agreement LA-***, including successors thereof, titled “*** Aircraft – 737-***” shall be a *** 737-*** Aircraft); and
(vi) each 737-*** Aircraft resulting from Customer’s *** Rights pursuant to Letter Agreement LA- 22005995, including successors thereof, titled “*** Rights” shall be a *** 737-*** Aircraft.
2.*** for the *** 737-*** Aircraft.
In addition to the *** specified in Sections 1.3 and 1.4 of Letter Agreement UAL-PA-04761-LA-1801467R6, including successors thereof, titled “Special Matters - MAX Aircraft” (MAX Special Matters Letter), at the time of delivery of each *** 737-*** Aircraft, Boeing shall ***.

UAL-PA-04761-LA-2100718R5    SA-13
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.Special Provisions for the *** 737-*** Aircraft.
3.1 In addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, each *** 737-10 *** Aircraft will be eligible for the *** provided in this Section 3.
3.2 Customer has requested *** from Boeing on the ***.
3.3 In response to Customer’s requests ***.
3.4 As specified in Section 3.3, Customer shall purchase Aircraft specified in Attachment A to this Letter Agreement ***.

***

4.Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement ***. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.
5.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2100718R5    SA-13
Certain Special Matters for the *** Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 15, 2023

UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen

Its:	EVP and Chief Financial Officer

UAL-PA-04761-LA-2100718R5    SA-13
Certain Special Matters for the *** Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement UAL-PA-04761-LA-2100718R5
Aircraft Eligible for Section 3.4 ***
The Aircraft in the table below are *** for Section 4 *** in accordance with the terms and conditions of Section 3.4 of this Letter Agreement.

	***	***	***	***	***	***	***
1.			***			***	***

Attachment A to UAL-PA-04761-LA-2100718R5         SA-13
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A, continued: Summary of All Available *** for Aircraft Eligible for Section 3.4 ***

	***	***
***	***	***
***	***	***

Attachment A to UAL-PA-04761-LA-2100718R5    SA-13
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A, continued
Aircraft Eligible for Section 3.4 Credit Memoranda

Attachment A to UAL-PA-04761-LA-2100718R5    SA-13
Certain Special Matters for the *** Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment B: Summary of Available *** for *** 737-*** Aircraft and *** Aircraft

	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
#- ***
+- ***
*-***
Attachment B to UAL-PA-04761-LA-2100718R5    SA-13
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY